UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 10, 2009

SAVOY ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

333-151960	26-0429687
(Commission File Number)	(IRS Employer Identification No.)

11200 Westheimer, Suite 900, Houston, TX 77042
(Address of principal executive offices)

713-243-8788
Registrant’s telephone number, including area code:

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   [ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   [ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – Matters Related to Accountants and Financial Statements

Item 4.01	Changes in Registrant’s Certifying Accountant.

On September 10, 2009, Board of Directors of the Registrant dismissed Seale and Beers, CPAs, its independent registered public account firm. On the same date, September 10, 2009, the accounting firm of GBH CPAs, PC was engaged as the Registrant’s new independent registered public accounting firm. The Board of Directors of the Registrant approved of the dismissal of Seale and Beers, CPAs and the engagement of GBH CPAs, PC as its independent auditor.

Seale and Beers, CPAs did not produce a report on the Company's financial statements for either of the past two years.  However, the Registrant's financial statements, which were reviewed by Seale and Beers, CPAs, in the Registrant’s Form 10-Q for the period ended June 30, 2009, did not contain an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s financial statements for the period ended June 30, 2009 contained a going concern qualification.

During the registrant's two most recent fiscal years and through September 10, 2009, there were no disagreements with Seale and Beers, CPAs whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Seale and Beers, CPAs’ satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with any report on the Registrant's financial statements.

The registrant has requested that Seale and Beers, CPAs furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter is attached as an exhibit to this Form 8-K.

On September 10, 2009, the Registrant engaged GBH CPAs, PC as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted GBH CPAs, PC regarding any of the matters set forth in Item 304(a)(2) of Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

16.1           Letter from Seale and Beers, CPAs, dated September 14, 2009 to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Savoy Energy Corporation

/s/ Arthur B. Bertagnolli
Arthur B. Bertagnolli
Chief Executive Officer

Date:         September 14, 2009